AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

         This Amended and Restated Executive Employment Agreement is made and entered into this 3rd day of November, 1999 (the "Effective Date") by and between GREKA Energy Corporation, a Colorado corporation ("Employer"), and Randeep S. Grewal ("Executive").

                                    RECITALS

         A.  Employer  and  Executive   initially   entered  into  an  Executive
Employment Agreement dated September 9, 1997, as amended by the First Amendment to Employment Agreement dated October 14, 1998 (the "Agreement").

         B. The Board of Directors of Employer (the "Board") has determined that it is in the best interests of Employer and its shareholders to amend and restate the terms of the Agreement and to ensure that Employer will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as hereinafter defined) of Employer. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's attention and dedication to Employer currently and in the event of any threatened or pending Change of Control, and to provide the Executive with a compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations.

         C. In order to accomplish these objectives, Employer desires to continue the employment of Executive and Executive desires to continue his employment with Employer, all upon and subject to the terms and conditions of the Amended and Restated Agreement set forth herein.

         NOW,   THEREFORE,   in  consideration  of  the  Executive's   continued
employment with Employer and the mutual agreements hereinafter set forth, the parties, intending to be legally bound, agree as follows:

         1. Employment. Employer hereby agrees to continue to employ Executive and Executive hereby accepts such employment, subject to the terms and conditions of this Agreement. Executive shall serve in the capacity of Chairman, Chief Executive Officer and President of Employer reporting solely to the Board and shall perform such functions as the Board shall reasonably determine from time to time, provided however that Executive's duties shall be consistent with the foregoing capacity and with the training, talent and ability of Executive.

         2. Time Dedicated. Executive shall devote the time and attention reasonable to run a drilling company and shall at all times perform all of his obligations hereunder to the best of his ability, experience and talent.

         3. Term and Termination. The term of this Agreement shall commence on the Effective Date and shall continue uninterrupted through and including



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December 31, 2004. The Agreement  thereafter will be  automatically  renewed for additional three year periods, unless terminated sooner by operation of one of the other provisions of this Agreement. The Executive's employment hereunder may be terminated as follows:

         (a) Death. In the event the Executive dies prior to the expiration of this Agreement, the Employer shall pay to the beneficiary of the Executive an amount equal to the Executive's total compensation for 270 days (the "Severance Period"), such amount payable in a lump sum to the designated beneficiary hereunder within sixty (60) days of the Executive's Death. In addition, at the option of the Executive's Estate, the Employer shall either (i) pay to the Executive's Estate, in a lump sum within 60 days of the end of the Employer's then-current fiscal year, an amount (to the extent such amount is a positive number) equal to the value of all Employer stock and stock options held by the Executive as of the date of his death, or (ii) distribute to the Executive's Estate, within 60 days of the Executive's death, all Employer stock and stock options held by the Executive as of the date of his death, all in accordance with the terms of any benefits to which the Executive would be entitled in any plan in which he is a participant.

         (b) Disability. In the event that the Executive in unable to substantially perform his duties hereunder for a period of six months during any continuous period of 12 months due to physical or mental illness or disability, whether or not connected to his employment hereunder, the Employer shall have the right, by written notice to the Executive, to place the Executive on disability status ("Disability Effective Date.") In such event, the Employer shall pay to the Executive (or to his Estate if the Executive is no longer alive) his Salary and Bonus and furnish to the Executive and his family all Executive Benefits during the term of the Agreement. The determination of the Executive's disability shall be made by the Executive's regular treating physician.

         (c) Cause. The Employer may terminate the Executive's employment for"Cause". For purposes of this Agreement, "Cause" shall mean only:

         (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Employer;

         (ii)     repeated  failure  to  perform  the  duties  assigned  to  the
                  Executive under Section 1 of this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Employer; or

         (iii) the conviction of the Executive of a felony involving moral turpitude which results in a detriment to the Employer, harms the Employee's reputation, or otherwise reflects poorly on the Employer.

         (d) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason"means any of the following:

          (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated


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by this  Agreement,  or any other  action by the  Employer  which  results  in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Executive;

         (ii) any failure by the Employer to comply with any of the provisions of Sections 7, 8 and 9 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Executive;

          (iii) Employer's requirement of the Executive that he be based at any office or location other than New York, New York, except for travel reasonably required in the performance of the Executive's responsibilities;

          (iv) any purported termination by the Employer of the Executive's employment otherwise than as expressly permitted by this Agreement; or

           (v) any failure by the Employer or any successor to comply with and satisfy the successor obligations of this Agreement.

For purposes of this section, any good faith determination of "Good Reason" made by the Executive shall be conclusive.

         (e) Notice of Termination. Any termination by the Employer for Cause or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) specifies the effective date of the termination(which date shall be not more than 15 days after the giving of such notice) (the "Date of Termination"). The failure by the Executive to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive hereunder or preclude the Executive from asserting such fact or circumstance in enforcing his rights hereunder.

         4. Obligations of the Employer upon Termination.

         (a) Death. If the Executive's employment is terminated by reason of the Executive's death, this Agreement shall not terminate without fulfillment of the obligations to the Executive's legal representatives under this Agreement, including those obligations that would have been accrued or earned by the Executive hereunder through the date of the Severance Period, including any


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compensation  previously  deferred by the Executive  (together  with any accrued interest thereon) and not yet paid by the Employer and any accrued vacation pay not yet paid by the Employer and any other amounts or benefits owing to or accrued or vested for the account of the Executive under the then applicable employee benefit plans or policies of the Employer (such amounts are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Executive in a lump sum in immediately available federal funds within thirty (30) days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Employer to surviving families of executives of the Employer under such plans, programs and policies relating to family death benefits, if any, in accordance with the most favorable policies of the Employer in effect, or, if more favorable to the Executive and/or the Executive's family, as if effect on the date of the Executive's death with respect to other key executives and their families.

         (b) Disability. If the Executive's employment is terminated by reason of the Executive's Disability, this Agreement shall terminate without further obligations to the Executive, other than those Salary and Bonus and Executive Benefit obligations accrued or to be earned by the Executive hereunder through the term of the Agreement. Anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Employer to disabled employees and/or other families accordance with such plans, programs and policies relating to disability, if any, in accordance with the most favorable policies of the Employer in effect at any time during the ninety (90) day period immediately preceding the Disability Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at anytime thereafter with respect to other key executives and their families.

         (c) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive (together with accrued interest thereon). If the Executive terminates employment other than for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than those obligations accrued or earned by the Executive through the Date of Termination, including for this purpose, all Accrued Obligations. Executive shall receive any vested or accrued compensation and benefits under this or any other agreement notwithstanding the reason for termination of employment.

         (d) Good Reason; Other than for Cause or Disability of Death. If, during the Employment Period, the Employer shall terminate the Executive's employment other than for Cause, Disability, or Death or the Executive shall terminate his employment for Good Reason, the Employer shall pay to the executive in a lump sum in immediately available federal funds within thirty
(30) days, or as soon as practicable where the value of the benefit is not readily ascertainable, after the Date of Termination the aggregate of the following amounts:

         (i) to the extent not theretofore paid, the Executive's Salary and Bonus through the date of the Date of Termination;





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         (ii)     the  Executive's  Salary and Bonus for the balance of the term of this Agreement at the rate set forth in the Agreement;

         (iii) the Annual Bonus paid to the Executive for the balance of the term of the Agreement;

         (iv) in the case of compensation previously deferred by the Executive, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Employer;

         (v) all other amounts accrued and earned by the Executive through the term of the Agreement and amounts otherwise owing under the then existing plans and policies at the Employer; and

         (vi) at the option of the Executive or his legal representative, the Employer shall either (A) pay to the Executive or his legal representative, in a lump sum within 30 days of the Date of Termination, an amount (to the extent such amount is a positive number) equal to the value of all Employer stock and stock options held by the Executive as of the Date of Termination, or (B) distribute to the Executive or his legal representative, within 30 days of the Date of Termination, all Employer stock and stock options held by the Executive as of the Date of Termination.

 Further, for the remainder of the term of the Agreement, or such longer period as any plan, program or policy may provide, the Employer shall continue Executive Benefits to the Executive and the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs and policies described in this Agreement as if the Executive's employment had not been terminated, including health insurance and life insurance, or, if more favorable, in accordance with the plans, programs or policies of the Employer in effect at any time thereafter with respect to other key executives and their families; for purposes of eligibility for retiree benefits pursuant to such plans, programs and policies, the Executive shall be considered to have remained employed until the end of the term of the Agreement and to have retired on the last day of such period.

         5. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Employer and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any stock option or other agreements with the Employer or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, program or agreement of the Employer (including company stock and stock options) at or subsequent to the Date of Termination shall be payable in accordance with such plan, program or agreement.

         6. Full Settlement. The Employer's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment,



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defense or other claim,  right or action which the Employer may have against the
Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement. The Employer agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest(regardless of outcome thereof) by the Employer or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to any Section of this Agreement), plus in each case interest at the applicable Federal rate provided for in Section 7872
(f) (2) of the Code. Employer also agrees to pay all legal fees and expenses incurred by Executive in connection with the preparation, review, or enforcement of this Agreement.

         7. Salary and Bonus. In consideration for his services, Employer shall pay the Executive a salary at the rate of $287,500 per annum. Such salary shall be reviewed and increased not less than 15% annually in the good faith sole discretion of the Board of Directors based upon Employer's and Executive's performance during the prior year. Executive's salary hereunder shall be payable in bi-monthly installments or on such other payment schedule as issued to pay senior executives of Employer. Additionally, Executive shall receive an irrevocable assignment of 2% overriding royalty of all oil and gas production received by the Employer.

         8. Stock Grants. Upon the Effective Date, the Executive shall be issued 30,000 shares of the Employer's Common Stock, no par value per share. These shares shall be fully vested and non-forfeitable as of the date of their issuance.

         9.       Executive Benefits.

         (a) Annual Bonus. In addition to Salary and Bonus payable as herein above provided, the Executive shall be awarded, for each fiscal year during the term of the Agreement, an annual bonus (an "Annual Bonus") (either pursuant to the incentive compensation plan of the Employer or otherwise) in cash at least equal to the average bonus received by the executive officers of the Employer in respect of the fiscal year for which the bonus is awarded.

         (b) Stock Option, Incentive, Savings and Retirement Plans. In addition to Base Salary and Bonus and Annual Bonus payable as herein above provided, the Executive shall be entitled to participate during the term of the Agreement in all stock option plans, incentive, savings and retirement plans, practices, policies and programs applicable to other key or peer executives of the Employer and its affiliates(including Employer's employee benefit plans, in each case comparable to those in effect or as subsequently amended). Such plans, practices, policies and programs, in the aggregate, shall provide the Executive with compensation, benefits and reward opportunities at least as favorable as the most favorable of such compensation, benefits and reward opportunities provided by the Employer for the Executive under such plans and programs.

         (c) Welfare Benefit Plans. During the term of the Agreement, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive benefits under the welfare benefit plans, practices, policies and programs provided by the Employer and its affiliates


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(including,  without  limitation,  medical,  prescription,  dental,  disability, salary continuance, executive life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other key or peer executives of Employer and its affiliates.

         (d) Expenses. During the term of the Agreement, the Executive shall be entitled to receive prompt reimbursement for reasonable expenses incurred by the Executive in accordance with the most favorable policies and procedures of the Employer and its affiliates.

         (e) Fringe Benefits. During the term of the Agreement, the Executive shall be entitled to those fringe benefits offered to other key employees of Employer, as well as an automobile allowance of $1,000 per month.

         (f) Office and Support Staff. During the term of the Agreement, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the other executive officers of the Employer.

         (g) Vacation. Upon the Effective Date, Executive is entitled to five weeks of paid vacation per year. Paid vacation shall increased by one week per year of service up to a maximum of seven weeks. Vacation time may be accrued up to a maximum of six weeks or 240 hours. Once vacation accrual meets this maximum, vacation accruals will cease until the vacation balance falls below the maximum.

         10. Corporate Opportunity. For the purpose of determining the Executive's responsibility for presenting corporate opportunities to the Board of Directors, the business in which the Employer is engaged shall be defined as the horizontal oil and gas well drilling service business. The Executive shall be permitted on his own time to engage in other businesses and can be rewarded for presenting opportunities to the Board of Directors of the Employer outside of the current corporate opportunities which are approved by and acted upon by the Employer.

         11. Confidentiality and Proprietary Information. The Executive shall hold in a fiduciary capacity for the benefit of the Employer all secret or confidential information or data relating to the Employer or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Employer or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or his representatives in violation of this Agreement). After termination of the Executive's employment with the Employer, the Executive shall not, without the prior written consent of the Employer, communicate or divulge any such information or data to any one other than the Employer and those designated by it. In no event shall an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         12. Board Membership. Executive shall be appointed to the Board of Directors of Employer and shall subsequently be included for re-election on management's proposed election slate, with such Board membership to terminate when Executive's employment with Employer is terminated.



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




         13. Arbitration. Any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, shall be resolved by binding arbitration in accordance with the rules then in effect of the American Arbitration Association (the "AAA"), to the extent consistent with the laws of the State of New York. Unless otherwise agreed by the parties, arbitration under this provision must be initiated within 30 days of the action, inaction, or occurrence about which the party initiating the arbitration is complaining. Within fifteen days of the initiation of an arbitration hereunder, if the parties are unable to agree on an arbitrator, each party will designate an arbitrator pursuant to Rule 14 of the AAA Rules. The appointed arbitrators will appoint a neutral arbitrator from the panel in the manner prescribed in Rule 13 of the AAA Rules. However, the arbitrator shall only be qualified if the arbitrator is recognized as a qualified labor and employment arbitrator by the American Arbitration Association or Federal Mediation & Conciliation Service. The award may include an award of costs and attorneys' fees for the prevailing party; provided, however, that Employer agrees that the Executive is not required to pay any costs and attorney's fees awarded to Employer. It is agreed that any party to any award rendered in any such arbitration proceedings may seek a judgment upon the award and that judgment may be entered thereon by any court having jurisdiction.

         14.      Miscellaneous.

         (a) Entire Agreement. This Agreement contains the complete agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings, written or oral. No waiver under this Agreement shall be valid unless it is in writing and duly executed by the party to be charged therewith. This Agreement may be amended at anytime, provided that such amendment is in writing and is signed by each of the parties hereto.

         (b) Binding Effect. This Agreement may not assigned by either party hereto; provided that the Employer may assign this Agreement, in connection with a merger or consolidation involving the Employer or a sale of substantially all of its assets, to the surviving corporation or purchaser as the case may be, so long as the assignee agrees to assume the Employer's obligations hereunder at the time of the assignment. Subject to that limitation, this Agreement shall be binding upon and shall inure to the benefit of Executive, his heirs and personal representatives, and shall be binding upon and shall inure to the benefit of Employer, its successors and assigns.

         (c) Obligations of Successor. Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer to assume expressly and agree in writing to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees in writing to perform this Agreement by operation of law, or otherwise.



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



         (d) Notice. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:    Randeep S. Grewal
                                          10815 Briar Forest Drive
                                          Houston, TX 77042

                  If to Employer:         GREKA Energy Corporation
                                          630 Fifth Avenue, Suite 1501
                                          New York, New York 10111
                                          Attn: Susan M. Whalen, Vice President

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

        (e) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

        (f) Enforceability of Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        (g) Withholding of Taxes. Employer may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

        (h) Waiver. The Executive's or Employer's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or Employer may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant Section 15(D)(c)(i)-(v), shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

        15. Employment After a Change of Control. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall govern in the event of a Change of Control of Employer (as hereinafter defined).

        (A) Definitions. For purposes of this Section 15, the following definitions shall apply:

        (a) A "Change of Control" shall mean for purposes of this Section 15:

         (i) The acquisition after the date hereof by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the



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                  Exchange Act) of either (i) shares of common stock of Employer
                  (the  "Company  Common  Stock"),   or  (ii)  voting  power  of
                  outstanding voting securities of Employer entitled to vote generally in the election of directors (the "Company Voting Securities"), if that Person by virtue of such acquisition becomes the beneficial owner of 33% or more of the outstanding Company Common Stock or Company Voting Securities; provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from Employer (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by Employer,
                  (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Employer or any corporation
                  controlled  by  Employer  or  (D)  any   acquisition   by  any
                  corporation   pursuant   to  a   reorganization,   merger   or
                  consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of Section 15(A)(a)(iii) are satisfied; or

         (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) Approval by the shareholders of Employer of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 67% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation of the outstanding Company Common Stock and outstanding Company Voting Securities, as the case may be, (B) no Person (excluding Employer, any employee benefit plan (or related trust) of Employer or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the outstanding Company Common Stock or outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (iv) Approval by the shareholders of Employer of (A) a complete liquidation or dissolution of Employer or (B) the sale or other disposition of all or substantially all of the assets of Employer, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 67% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the outstanding Company Common Stock and outstanding Company
                  Voting Securities, as the case may be, (2) no Person (excluding Employer and any employee benefit plan (or related trust) of Employer or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the outstanding Company Common Stock or outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of Employer.

        (b) The  "Change of Control  Period"  shall  mean for  purposes  of this
Section 15 the period commencing on the date hereof and ending on the third anniversary of such date; provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date.

        (c) The "Change of Control Date" shall mean for purposes of this Section 15 the first date during the Change of Control Period (as defined in Section l5(A)(b)) on which a Change of Control occurs. Anything in this Section 15 to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with Employer is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the

Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Section 15 the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment.

        (B) Change of Control Employment Period. Employer hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of Employer, in accordance with the terms and provisions of this Agreement, for the period commencing on the Change of Control Date and ending on the later of December 31, 2004 or the third anniversary of such date (the "Change of Control Employment Period").

        (C) Terms of Employment.

        a.        Position and Duties.

         (i) During the Change of Control Employment Period, (A) the Executive's position (including status, offices, titles, and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Change of Control Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Change of Control Date or any office which is the headquarters of Employer and is less than 35 miles from such location.

         (ii) During the Change of Control Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his professional time and attention during normal business hours to the business and affairs of Employer and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Change of Control Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions or (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of Employer in accordance with this Agreement. It is expressly understood and agreed that to the extent that any activities have been conducted by the Executive prior to the Change of Control Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Change of Control Date shall not hereafter be deemed to interfere with the performance of the Executive's responsibilities to Employer.

        b. Compensation. In the event of a Change of Control, the Executive's compensation by Employer during the Change of Control Employment period shall not be diminished in any particular respect from that prior to the Change of Control, and shall include the following:

         (i) Salary and Bonus. During the Change of Control Employment Period, the Executive shall receive a salary, which shall be paid in equal installments on a monthly basis, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by Employer and its affiliated companies in respect of the twelve-month period immediately preceding the month in which the Change of Control Date occurs. During the Change of Control Employment Period, the Annual Base Salary shall be reviewed at least annually and shall be increased annually at a rate not less than 15% or as shall be substantially consistent with increases in base salary generally awarded in the ordinary course of business to other peer executives of Employer and its affiliated companies, whichever is greater. Any increase in salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Executive's salary shall not be reduced after any such increase and the term salary as utilized in this Agreement shall refer to salary as so increased. As used in this Agreement, the term "affiliated companies" shall include any company controlled by,
                  controlling   or   under   common   control   with   Employer.
                  Additionally, Executive shall receive an irrevocable assignment of 2% overriding royalty of all oil and gas production received by Employer.

         (ii) Annual Bonus. In addition to Salary and Bonus payable as herein provided, the Executive shall be awarded, for each fiscal year ending during the Change of Control Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the average bonus paid or payable, including by reason of any deferral, to the Executive by Employer and its affiliated companies in respect of the three fiscal years immediately preceding the fiscal year in which the Change of Control Date occurs (the "Recent Average Bonus"). Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

         (iii) Special Bonus. In addition to Salary and Bonus and Annual Bonus payable as herein above provided, if the Executive remains employed with Employer and its affiliated companies through the first anniversary of the Change of Control Date, Employer shall pay to the Executive a special bonus (the "Special Bonus") in recognition of the Executive's services during the crucial one-year transition period following the Change of Control in cash equal to the sum of (A) the Executive's Salary and Bonus and (B) the greater of (1) the Annual Bonus paid or payable, including by reason of any deferral, to the Executive for the most recently completed fiscal year during the Change of Control Employment Period, if any, and (2) the Recent Average Bonus (such greater amount shall be hereinafter referred to as the "Highest Annual Bonus"). The Special Bonus shall be paid no later than 30 days following the first anniversary of the Change of Control Date.

        (iv) Stock Option, Incentive, Savings and Retirement Plans. During the Change of Control Employment Period, the Executive shall be entitled to participate in all stock option plans, incentive, savings and retirement plans, practices, policies and programs applicable generally to other key or peer executives of Employer and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by Employer and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Change of Control Date or if more favorable to the Executive, those provided generally at any time after the Change of Control Date to other key or peer executives of Employer and its affiliated companies.

         (v) Welfare Benefit Plans. During the Change of Control Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by Employer and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other key or peer executives of Employer and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the Change of Control Date or, if more favorable to the Executive, those provided generally at any time after the Change of Control Date to other key or peer executives of Employer and its affiliated companies.

         (vi) Expenses. During the Change of Control Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of Employer and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Change of Control Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other key or peer executives of Employer and its affiliated companies.

        (vii) Fringe Benefits. During the Change of Control Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of Employer and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive, as in effect generally at any time thereafter with respect to other key or peer executives of Employer and its affiliated companies.

         (viii) Office and Support Staff. During the Change of Control Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by Employer and its affiliated companies at any time during the 90-day period immediately preceding the Change of Control Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other key or peer executives of Employer and its affiliated companies.

         (ix) Vacation. During the Change of Control Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of Employer and its affiliated companies as in effect for the Executive at any time during the 90-day period immediately preceding the Change of Control Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other key or peer executives of Employer and its affiliated companies.

        (D) Termination of Employment.

        (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Change of Control Employment Period. In the Executive's employment is terminated by reason of the Executive's disability during the Change of Control Employment Period (pursuant to the definition of Disability set forth below), Employer may give to the Executive written notice in accordance with Section 15(I)(a) of its intention to terminate the Executive's employment. In such event, the Executive's employment with Employer shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Change of Control Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Section 15, "Disability" shall mean the absence of the Executive from the Executive's duties with Employer on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness or disability which is determined to be total and permanent by Executive's regular treating physician.

        (b) Cause. Employer may terminate the Executive's employment during the Change of Control Employment Period for Cause. For purposes of this Section 15, "Cause" shall mean only:

        (i) a material breach by the Executive of the Executive's obligations under this Agreement (other than as a result of incapacity due to physical or mental illness or disability) which is demonstrably willful and deliberate on the Executive's part, which is committed in bad faith and without reasonable belief that such breach is in the best interests of Employer and which is not remedied in a reasonable period of time after receipt of written notice from Employer specifying such breach or (ii) the conviction of the Executive of a felony involving moral turpitude which results in a detriment to the Employer, harms the Executive's reputation, or otherwise reflects poorly on the Employer. Termination may occur only when (1) the Executive has been provided with written notice of assertion that there is a basis for termination for cause which notice shall specify in reasonable detail specific facts regarding such assertion, (2) such written notice is provided to the Executive a reasonable time before the Board meets to consider any possible termination for cause, (3) at or prior to the meeting of the Board to consider the matters described in the written notice, an opportunity is provided to Executive and his counsel to be heard before the Board with respect to any matters described in the written notice,
(4) any resolution or other Board action held with respect to any deliberation regarding or decision to terminate the Executive for cause is duly adopted by a vote of a majority of the entire Board at a meeting of the Board called and held and (5) the Executive is promptly provided with a copy of the resolution or other corporate action taken with respect to such termination. The unwillingness of the Executive to accept any or all of a change in the nature or scope of his position, title, authorities or duties, a reduction in his total compensation or benefits, a relocation that he deems unreasonable, or other action by or at the request of the Employer in respect of his position, title, authority or responsibility that he deems to be contrary to this Agreement, may not be considered by the Board to be a breach of this Agreement by the Executive.

        (c) Good Reason; Window Period. The Executive's employment may be terminated (i) during the Change of Control Employment Period by the Executive for Good Reason or (ii) during the Window Period by the Executive without any reason. For purposes of this Agreement, the "Window Period" shall mean the 30-day period immediately following the first anniversary of the Change of Control Date. For purposes of this Section 15, "Good Reason" shall mean

        (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirement), authority, duties or responsibilities as contemplated by this Agreement or any other action by Employer which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by Employer promptly after receipt of notice thereof given by the Executive;

         (ii) any failure by Employer to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by Employer promptly after receipt of notice thereof given by the Executive;

         (iii) Employer's requiring the Executive to be based at any office or location other than New York, New York;

         (iv) any purported termination by Employer of the Executive's employment otherwise than as expressly permitted by this Agreement; or

         (v) any failure by Employer to comply with and satisfy Section 15(I)(b), provided that such successor has received at least ten business days' prior written notice from Employer or the Executive of the requirements of Section 15(I)(b).

For purposes of this Section 15(D)(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

        (d) Notice of Termination. Any termination by Employer for Cause, or by the Executive without any reason during the Window Period or for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 15(I)(a). For purposes of this Section 15, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date under such notice. The failure by the Executive or Employer to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or Employer hereunder or preclude the Executive or Employer from asserting such fact or circumstance in enforcing the Executive's or Employer's rights hereunder.

        (e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by Employer for Cause, or by the Executive without any reason during the Window Period or for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by Employer other than for Cause, Death or Disability, the Date of Termination shall be the date on which Employer notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of Death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Change of Control Date, as the case may be.

        (E)       Obligations of Employer Upon Termination.

        (a) Good Reason or during the Window Period; Other than for Cause, Death or Disability. If, during the Change of Control Employment Period, Employer shall terminate the Executive's employment other than for Cause, Death or Disability or the Executive shall terminate employment either for Good Reason or without any reason during the Window Period:

                  (i) Employer shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. The sum of (1) the Salary and Bonus for the Change of Control Employment Period at the rate set forth in the Agreement, (2) the Highest Annual Bonus for the Change of Control Employment Period, (3) the Special Bonus, if due to the Executive pursuant to
                                    Section   15(C)b.ii.,   to  the  extent  not
                                    theretofore  paid,  (4)  all  other  amounts
                                    accrued and earned by the  Executive for the
                                    Change  of  Control  Employment  Period  and
                                    amounts   otherwise  owing  under  the  then
                                    existing  plans,  practices,   policies  and
                                    agreements of Employer, (5) any compensation
                                    previously   deferred   by   the   Executive
                                    (together  with  any  accrued   interest  or
                                    earnings  thereon) and any accrued  vacation
                                    pay,   in  each  case  to  the   extent  not
                                    theretofore paid (the sum of the amounts described in clauses (1), (2), (3), (4) and
                                    (5) shall be hereinafter referred to as the "Accrued Change of Control Obligations"); and

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





                           B. The amount (such amount shall be hereinafter referred to as the "Severance Amount") equal to the product of (1) two and (2) the sum of
                                    (x) the  Executive's  annual base salary and
                                    (y)  the  Highest  Annual  Bonus;  provided,
                                    however, that if the Special Bonus has not been paid to the Executive, such amount shall be increased by the amount of the Special Bonus; and, provided further, that such amount shall be reduced by the present value (determined as provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code")) of any other amount of severance relating to salary or bonus continuation to be received by the Executive upon termination of employment of the Executive under any severance plan, policy or arrangement of Employer;

                  (ii) for the remainder of the Change of Control Employment Period, or such longer period as any plan, program, practice or policy may provide, Employer shall continue Executive Benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 15(C)b.v. if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of Employer and its affiliated companies as in effect and applicable generally to other key or peer executives and their families during the 90-day period immediately preceding the Change of Control Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other key or peer executives of Employer and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility (such continuation of such benefits for the applicable period herein set forth shall be hereinafter referred to as "Welfare Benefit Continuation"). For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Change of Control Employment Period and to have retired on the last day of such period;

                  (iii) to the extent not theretofore paid or provided, Employer shall timely pay or provide to the Executive and/or the Executive's family any other amounts or Executive Benefits required to be paid or provided or which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or



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



                           contract or agreement of Employer and its affiliated companies as in effect and applicable generally to other key or peer executives of Employer and its affiliated companies and their families (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                  (iv) at the option of the Executive or his legal representative, the Employer shall either (A) pay to the Executive or his legal representative, in a lump sum within 30 days of the Date of Termination, an amount (to the extent such amount is a positive number) equal to the value of all Employer stock and stock options held by the Executive as of the Date of Termination, or (B) distribute to the executive or his legal representative, within 30 days of termination, all Employer stock and stock options held by the Executive as of the Date of Termination.

        (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Change of Control Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Change of Control Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Death Benefits (as defined below)) and (ii) payment to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination of an amount equal to the greater of (A) the Severance Amount or (B) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive or the Executive's family as a death benefit pursuant to the terms of any plan, policy or arrangement of Employer and its affiliated companies, but not including any proceeds of life insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "Death Benefits").

        (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Change of Control Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Change of Control Obligations (which shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Disability Benefits (as defined below)) and (ii) payment to the Executive in a lump sum in cash within 30 days of the Date of Termination of an amount equal to the greater of
(A) the Severance Amount or (b) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive as a disability benefit pursuant to the terms of any plan, policy or arrangement of Employer and its affiliated companies, but not including any proceeds of disability insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "Disability Benefits").



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



        (d) Cause; Other Than for Good Reason. If the Executive's employment shall be terminated for Cause during the Change of Control Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive annual base salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid. If the Executive terminates employment during the Change of Control Employment Period, excluding a termination either for Good Reason or without any reason during the Window Period, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Change of Control Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Change of Control Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

        (F) Non-exclusivity of Rights. Except as provided in Sections 15(E)(a)(ii), 15(E)(b) and 15(E)(c), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by Employer or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with Employer or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with Employer or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

        (G)       Full Settlement, Resolution of Disputes.

        (a)  Employer's  obligation  to make the  payments  provided for in this
Section 15 and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which Employer may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 15(E)(a)(ii), such amounts shall not be reduced whether or not the Executive obtains other employment. Employer agrees to pay promptly as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by Employer, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in
Section 7872(f)(2)(A) of the Code.

        (b) If there shall be any dispute between Employer and the Executive (i) in the event of any termination of the Executive's employment by Employer, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed, then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the



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



determination by the Executive of the existence of Good Reason was not made in good faith, Employer shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that Employer would be required to pay or provide pursuant to Section 15(E)(a) as though such termination were by Employer without Cause, or by the Executive with Good Reason; provided, however, that Employer shall not be required to pay any disputed amount pursuant to this paragraph except upon receipt of an agreement by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not to be entitled.

        (H)       Certain Additional Payments by Employer.

        (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by Employer to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 15(H) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), an additional payment (a "Gross-Up Payment") shall be made by Employer to the Executive in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

        (b) Subject to the provisions of Section 15(H)(c), all determinations required to be made under this Section 15, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur
Andersen LLP (the "Accounting Firm"), which shall provide detailed supporting calculations both to Employer and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by Employer. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by Employer. Any Gross-Up Payment, as determined pursuant to this Section 15(H), shall be paid by Employer to the Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon Employer and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Employer should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that Employer exhausts its remedies pursuant to Section 15(H)(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by Employer to or for the benefit of the Executive.

        (c) The Executive shall notify Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Employer of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and the Executive shall apprise Employer of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If Employer notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

         (i) give Employer any information reasonably requested by Employer relating to such claim,

         (ii) take such action in connection with contesting such claim as Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by Employer,

         (iii) cooperate with Employer in good faith in order effectively to contest such claim, and

         (iv) permit Employer to participate in any proceedings relating to such claim;

provided, however, that Employer shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 15(H)(c), Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate Courts, as Employer shall determine; provided, however, that if Employer directs the Executive to pay such claim and sue for a refund, Employer shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

        (d) If, after the receipt by the Executive of an amount advanced by Employer pursuant to Section 15(H)(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to Employer's complying with the requirements of Section 15(H)(c)) promptly pay to Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Employer pursuant to Section 15(H)(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Employer does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        IN WITNESS WHEREOF, the parties have executed this Amended and Restated Executive Employment Agreement as of the date first above written.

EXECUTIVE:                                   EMPLOYER:

                                             GREKA ENERGY CORPORATION,
                                             a Colorado corporation

/s/ Randeep S. Grewal                        By: /s/ George G. Andrews
----------------------                       -------------------------------
Randeep S. Grewal                            Printed Name: George G. Andrews
                                             Title: Director


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